UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2012

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

Suite 4750, 181 Bay Street

P.O. Box 792

Toronto, Ontario, Canada M5J 2T3

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On May 22, 2012, McEwen Mining Inc. (the “Company”) issued a press release reminding interested shareholders to participate in a conference call on Tuesday, May 22, 2012 at 10:00 a.m., Eastern Time regarding recent developments in Argentina that may impair the Company’s ability to internally fund its growth plans and the Company’s options, should there be an interruption in its cash flow.  A copy of the press release is attached to this report as Exhibit 99.1.  A recording (MP3 format) of the conference call is available on the Company’s website at http://www.mcewenmining.com/Theme/McEwen/files/media/20120522_conference.mp3 and will be available for a minimum of 20 days.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01               Financial Statements and Exhibits.

(d)                                                         Exhibit.  The following exhibit is furnished with this report:

99.1                           Press release dated May 22, 2012.

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release and the conference call include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding current and future exploration and development activities and the Company’s future cash flows. Factors that could cause actual results to differ materially from projections or estimates include, among others, change in the law or the political environment in Argentina, precious metals prices, economic and market conditions and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release or the conference call, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: May 22, 2012	By:	/s/ Nils F. Engelstad
Nils F. Engelstad, Vice President,
Corporate Affairs and Secretary

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press release dated May 22, 2012.